Exhibit 10.30

Amendment No. 1 to Employment Agreement with David Radlinski

MEDSTONE INTERNATIONAL, INC.
EMPLOYMENT AGREEMENT
AMENDMENT #1
Chief Executive Officer

          This amendment is entered into effective July 24, 2003 (the Effective Date) by and between Medstone International, Inc., a Delaware Corporation, (Medstone) and David V. Radlinski (Employee) as Amendment #1 to the Employment Agreement dated August 13, 1998.

          Whereas the original term of the agreement as specified in Item 3 was to be for a term of five (5) full years from the effective date of the Agreement, it is agreed between Medstone and the Employee that the term of the agreement is hereby amended to expire on December 31, 2003.

          For the purposes of Sections 9 (c) and (c), any qualifying event during this extension will be deemed as having occurred in the fifth (5th) year of the contract.

          All other terms and conditions remain as stated in the original Agreement.

MEDSTONE INTERNATIONAL, INC.		Employee
A Delaware corporation

By:	/s/ MARK SELAWSKI	/s/ DAVID V. RADLINSKI

	Mark Selawski CFO & Corporate Secretary	David V. Radlinski